PRELIMINARY COPY




Dear Delta Shareholders:

     On behalf of the Board of Directors, it is a pleasure to invite you to attend the Annual Meeting of Shareholders to be held at 10:00 a.m. on December 17, 2002 in Denver, Colorado at Delta's corporate offices located at 475 Seventeenth Street, Suite 1400, Denver, Colorado 80202.

     Business matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of the Annual Meeting and Proxy Statement. Members of management will report on our operations, followed by a period for questions and discussion.

     We hope you can attend the meeting. Regardless of the number of shares you own, your vote is very important. Please ensure that your shares will be represented at the meeting by signing and returning your proxy now, even if you plan to attend the meeting.

     Thank you for your continued support.

                                    Sincerely,


                                    Aleron H. Larson, Jr.
                                    Chairman of the Board

                                                             PRELIMINARY COPY



                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            DECEMBER 17, 2002



TO THE SHAREHOLDERS OF DELTA PETROLEUM CORPORATION:

     As a shareholder of Delta Petroleum Corporation, a Colorado corporation ("Delta" or the "Company"), you are invited to be present in person or to be represented by proxy at the Annual Meeting of Shareholders, to be held at Delta's corporate offices, 475 17th Street, Suite 1400, Denver, Colorado 80202, on Tuesday, December 17, 2002, at 10:00 a.m. (local time) for the following purposes:

      1)    To elect seven directors;

      2) To consider and vote upon the ratification of the appointment of KPMG LLP as independent auditors for Delta for the fiscal year ending June 30, 2003;

      3) To consider and vote on an amendment to Delta's Articles of Incorporation to reduce the quorum and voting requirements for meetings of shareholders; and

      4) To transact such other business as may be properly brought before the meeting and any adjournments thereof.

     Shareholders of Delta of record at the close of business on November 12, 2002 are entitled to vote at the meeting and all adjournments thereof.

     A majority of the outstanding shares of Common Stock of Delta must be represented at the meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is Delta's intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

     If you do not expect to attend the meeting in person, please complete, sign, date and return the accompanying proxy card in the enclosed business reply envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                                    By Order of the Board of Directors

                                    Aleron H. Larson, Jr.
                                    Chairman\Secretary
October 28, 2002

                                                             PRELIMINARY COPY

                               PROXY STATEMENT
                                     OF
                         DELTA PETROLEUM CORPORATION

                       ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON DECEMBER 17, 2002


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (our "Board" or our "Board of Directors") of Delta Petroleum Corporation ("us," "our," "we" or "Delta") of proxies to be voted at our Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") to be held on December 17, 2002 at our corporate offices, 475 17th Street, Suite 1400, Denver, Colorado 80202, at 10:00 a.m., and at any adjournment thereof. Each shareholder of record at the close of business on November 12, 2002 of shares of our Common Stock, par value $0.01 per share (the "Common Stock"), will be entitled to one vote for each share so held. As of October 18, 2002 there were 22,661,720 shares of Common Stock issued and outstanding.

     Shares represented by properly executed proxy cards received by us at or prior to the Annual Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares so represented for
(i) the election of the nominees for directors; (ii) the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2003; and (iii) the approval of an amendment to Delta's Articles of Incorporation to reduce the quorum and voting requirements for meetings of shareholders.

     As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their judgement. The enclosed proxy may be revoked prior to the Meeting by written notice to our Secretary at 475 17th Street, Suite 1400, Denver, Colorado 80202, or by written or oral notice to the Secretary at the Annual Meeting prior to being voted. This Proxy Statement and the enclosed proxy card are expected to be first sent to our shareholders on or about November 14, 2002.

     Votes cast in favor of and against proposed actions (whether in person or by proxy) will be counted for us by our Secretary at the Meeting, but this count may be at least partially based upon information tabulated for us by our transfer agent or others. Proxies that include abstentions and broker non-votes will be counted as being present for the purpose of determining whether or not a quorum is present, but will not be counted as votes for or against particular agenda items.

     If a quorum is not present at the Meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the Meeting until a later date and to vote proxies received at such adjourned meeting(s).

                             ELECTION OF DIRECTORS
                           (Proposal 1 of the Proxy)

     Our Directors are elected annually by the shareholders to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole Board shall from time to time be fixed and determined by resolution adopted by our Board of Directors. Our Board has established the size of the Board for the ensuing year at seven directors. Accordingly, our Board is recommending that our seven current directors be re-elected. If any nominee becomes unavailable for any reason, a substitute nominee may be proposed by our Board and the shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors. We have no reason to expect that any nominee will become unavailable. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required for the election of directors.

     At the Annual Meeting, the shares of Common Stock represented by proxies will be voted in favor of the election of the nominees named below unless otherwise directed.

     We recommend a vote for these nominees.

                 NOMINEES FOR RE-ELECTION AS DIRECTORS TO SERVE
                        UNTIL NEXT ANNUAL MEETING

     The following information with respect to Directors and Executive Officers is furnished pursuant to Item 401(a) of Regulation S-K.

        Name             Age       Positions              Period of Service
---------------------    ---  ------------------------   -------------------

Aleron H. Larson, Jr.*    57   Chairman of the Board,     May 1987 to Present
                               Secretary, and a Director

Roger A. Parker*          40   President, Chief           May 1987 to Present
                               Executive Officer and
                               a Director

Jerrie F. Eckelberger*    58   Director                   September 1996
                                                          to Present

James B. Wallace*         73   Director                   November 2001 to
                                                          Present

Joseph L. Castle II*      70   Director                   June 2002 to Present


Russell S. Lewis*         47   Director                   June 2002 to Present


John P. Keller*           63   Director                   June 2002 to Present

Kevin K. Nanke            37   Treasurer and Chief        December 1999
                               Financial Officer          to Present

*  Nominees for re-election as directors.

     The following is biographical information as to the business experience of each of our current officers and directors.

     Aleron H. Larson, Jr., age 57, has operated as an independent in the oil and gas industry individually and through public and private ventures since 1978. Mr. Larson served as the Chairman, Secretary, CEO and a Director of Chippewa Resources Corporation, a public company then listed on the American Stock Exchange from July 1990 through March 1993 when he resigned after a
change of control.   Mr. Larson serves as Chairman of the Board, Secretary and
Director of Amber Resources Company ("Amber"), a public oil and gas company which is our majority-owned subsidiary. Mr. Larson practiced law in Colorado from 1971 until 1978 and was engaged primarily in areas of law relating to securities, real estate, and oil and gas. Mr. Larson received a Bachelor of Arts degree in Business Administration from the University of Texas at El Paso in 1967 and a Juris Doctor degree from the University of Colorado in 1970.

     Roger A. Parker, age 40, served as the President, a Director and Chief Operating Officer of Chippewa Resources Corporation from July of 1990 through March 1993 when he resigned after a change of control. Mr. Parker also serves as President, Chief Executive Officer and Director of Amber. He has operated as an independent in the oil and gas industry individually and through public and private ventures since 1982. He received a Bachelor of Science in Mineral Land Management from the University of Colorado in 1983. He is a member of the Rocky Mountain Oil and Gas Association and the Independent Producers Association of the Mountain States (IPAMS).

     Jerrie F. Eckelberger, age 58, is an investor, real estate developer and attorney who has practiced law in the State of Colorado since 1971. He graduated from Northwestern University with a Bachelor of Arts degree in 1966 and received his Juris Doctor degree in 1971 from the University of Colorado School of Law. From 1972 to 1975, Mr. Eckelberger was a staff attorney with the eighteenth Judicial District Attorney's Office in Colorado. From 1975 to present, Mr. Eckelberger has practiced law in Colorado and is presently a member of the law firm of Eckelberger & Jackson, LLC. Mr. Eckelberger previously served as an officer, director and corporate counsel for Roxborough
Development Corporation.   Since March 1996, Mr. Eckelberger has served as
President and Chief Executive Officer of 1998, Ltd., a Colorado corporation actively engaged in the development of real estate in Colorado. Since June 1996 he has been the Managing Member of The Francis Companies, L.L.C., a Colorado limited liability company, which actively invests in real estate. Additionally, since November, 1997, Mr. Eckelberger has served as the Managing Member of the Woods at Pole Creek, a Colorado limited liability company, specializing in real estate development.

     James B. Wallace, age 73, has been involved in the oil and gas business for over 40 years and has been a partner of Brownlie, Wallace, Armstrong and Bander Exploration in Denver, Colorado since 1992. From 1980 to 1992 he was Chairman of the Board and Chief Executive Officer of BWAB Incorporated. Mr. Wallace currently serves as a member of the Board of Directors and formerly served as the Chairman of Tom Brown, Inc., an oil and gas exploration company listed on the New York Stock Exchange. He received a B.S. Degree in Business Administration from the University of Southern California in 1951.

     Joseph L. Castle II, age 70, has been a Director of Castle Energy Corporation ("Castle") since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of Castle, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of Castle from December 1985 through December 20, 1993, when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank, a corporate finance partner at Butcher and Sherrerd, an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is also a director of Comcast Corporation and Charming Shoppes, Inc. Since May of 2000, Mr. Castle has served as the Chairman of the Board of Trustees of the Diet Drug Products Liability ("Phen-Fen") Settlement Trust.

     Russell S. Lewis, age 47, has been a director of Castle since April 2000. From 1994 to 1999, Mr. Lewis was the Chief Executive Officer of TransCore, Inc., a company which sells and installs electronic toll collection systems. Since 1999, Mr. Lewis has been the owner and President of Lewis Capital Group, a company investing in and providing consulting services to growth-oriented companies. Since March 2000, Mr. Lewis has also been Senior Vice President of Corporate Development at VeriSign, Inc. In February of 2002, Mr. Lewis joined VeriSign full-time as Executive Vice President and General Manager of VeriSign's Global Registry Services Group, which maintains the authoritative database for all ".com", ".net" and ".org" domain names in the Internet.

     John P. Keller, age 63, has been a director of Castle since April 1997. Since 1972, Mr. Keller has served as the President of Keller Group, Inc., a privately-held corporation with subsidiaries in Ohio, Pennsylvania and Virginia. In 1993 and 1994, Mr. Keller also served as the Chairman of American Appraisal Associates, an appraisal company. Mr. Keller is also a director of A.M. Castle & Co.

     Kevin K. Nanke, age 37, Treasurer and Chief Financial Officer, joined Delta in April 1995. Since 1989, he has been involved in public and private accounting with the oil and gas industry. Mr. Nanke received a Bachelor of Arts in Accounting from the University of Northern Iowa in 1989. Prior to working with us, he was employed by KPMG LLP. He is a member of the Colorado Society of CPA's and the Council of Petroleum Accounting Society. Mr. Nanke is not a nominee for election as a director.

     There is no family relationship among or between any of our Officers and/or Directors.

     Messrs. Castle, Lewis and Keller were proposed for appointment to the board by Castle Energy Corporation pursuant to the Purchase and Sale Agreement between Delta and Castle Energy Corporation effective October 1, 2001. Messrs Castle, Lewis and Keller are also directors of Castle Energy Corporation.

     Messrs. Castle, Wallace and Eckelberger serve as the Incentive Plan Committee and as the Compensation Committee

     Messrs. Lewis, Keller, Eckelberger and Wallace serve as the Audit Committee and the Nominating Committee.

     All directors will hold office until the next annual meeting of shareholders.

     All of our officers will hold office until the next annual directors' meeting. There is no arrangement or understanding among or between any such officers or any persons pursuant to which such officer is to be selected as one of our officers.

                      BOARD OF DIRECTORS AND COMMITTEES

     During fiscal year 2002 our Board of Directors met on 14 occasions either in person or by phone or in lieu thereof acted by consent. Our Board has appointed four committees: the Audit, Compensation, Nominating and Incentive Plan Committees. The non-employee directors, Messrs. Eckelberger and Wallace, currently serve on all four committees and both are necessary to constitute a quorum. During fiscal year 2002 our Compensation Committee met on one occasion, our Audit Committee on one occasion, and our Incentive Plan Committee on one occasion, either in person or by phone or, in lieu thereof, acted by consent. The Nominating Committee is newly formed and did not meet during fiscal year 2002. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and its committees held in person or by phone during the time each such Director was a member of the Board or of any committee of the Board.

     Our Compensation Committee makes recommendations to our Board in the area of executive compensation. Our Audit Committee is appointed for the purpose of overseeing and monitoring our independent audit process. It is also charged with the responsibility for reviewing all related party transactions for potential conflicts of interest. The Incentive Plan Committee is charged with the responsibility for selecting individual employees to be issued options and other grants under our 2002 Incentive Plan. Non-employee directors, are automatically awarded options on an annual basis under a fixed formula under our 2002 Incentive Plan. (See "Compensation of Directors").
The Nominating Committee is newly formed and will make recommendations to the Board of the persons who shall be nominated for election as Directors. The Nominating Committee will consider persons suggested by shareholders for nomination. Any shareholder wishing to submit a suggestion for a nominee should submit their request to the Nominating Committee in care of the Secretary of Delta.

       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2002, James B. Wallace, Jerrie F. Eckelberger and Joseph L. Castle II served as members of the Compensation Committee. Joseph L. Castle II is Chairman of the Board and Chief Executive Officer of Castle Energy Corporation, a principal shareholder of Delta.

           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                               ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities, to file initial reports of securities ownership of Delta and reports of changes in ownership of equity securities of Delta with the Securities and Exchange Commission ("SEC"). Such persons also are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, during the fiscal year ended June 30, 2002, our officers and directors complied with all applicable Section 16(a) filing requirements. These statements are based solely on a review of the copies of such reports furnished to us by our officers and directors and their written representations that such reports accurately reflect all reportable transactions.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        SHAREHOLDERS AND MANAGEMENT

     (a)  Security Ownership of Certain Beneficial Owners:

          The following table presents information concerning persons known by us to own beneficially 5% or more of our issued and outstanding voting securities at October 18, 2002:

                        Name and Address        Amount and Nature
                          of Beneficial           of Beneficial     Percent
Title of Class (1)          Owner                   Ownership      of Class(2)

Common stock         Aleron H. Larson, Jr.     1,404,801 shares(3)    5.84%
(includes options    475 17th St., #1400
for common stock)    Denver, CO 80202

Common stock         Roger A. Parker           1,352,101 shares(4)    5.71%
(includes options    475 17th St., #1400
for common stock)    Denver, CO 80202

Common stock         Castle Energy             9,948,289 shares(5)   43.90%
                     Corporation
                     One Radnor Corporate
                       Center, Suite 250
                     Radnor, PA  19087

------------------------------

(1) We have an authorized capital of 300,000,000 shares of $.01 par value Common Stock of which 22,661,720 shares were issued and outstanding as of October 18, 2002. We also have an authorized capital of 3,000,000 shares of $.10 par value preferred stock of which no shares are outstanding.

(2) The percentage set forth after the shares listed for each beneficial owner is based upon total shares of Common Stock outstanding at October 18, 2002 of 22,661,720. The percentage set forth after each beneficial owner is calculated as if any warrants and/or options owned had been exercised by such beneficial owner and as if no other warrants and/or options owned by any other beneficial owner had been exercised. Warrants and options are aggregated without regard to the class of warrant or option.

(3) Includes 8,000 shares owned directly, 2,211 shares owned by Mr. Larson's wife and 4,000 shares owned by his children; and 365,590 options to purchase 365,590 shares of Common Stock at $0.05 per share until September 21, 2008 for 90,590 of the options, until September 1, 2008 for 175,000 of the options and until December 10, 2008 for 100,000 of the options. Also includes options to purchase 100,000 shares of Common Stock at $1.75 per share until November 5, 2009; options to purchase 300,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 250,000 shares of Common Stock at $5.00 per share until October 9, 2010; options to purchase 200,000 shares of Common Stock at $3.29 per share until January 8, 2011; and options to purchase 175,000 shares of Common Stock at $2.38 per share until October 5, 2011.

(4) Includes 327,101 shares owned by Mr. Parker directly. Also includes options to purchase 100,000 shares of Common Stock at $1.75 until November 5, 2009; options to purchase 300,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 250,000 shares of Common Stock at $5.00 per share until October 9, 2010; options to purchase 200,000 shares of Common Stock at $3.29 per share until January 8, 2011; and options to purchase 175,000 shares of Common Stock at $2.38 per share until October 5, 2011.

(5) Includes 9,566,000 shares owned directly by Castle Energy Corporation and 382,289 shares held by a wholly owned subsidiary. Joseph L. Castle II is an officer, director and principal shareholder of Castle Energy Corporation and is deemed to share beneficial ownership of these shares.

     (b)  Security Ownership of Management:

                        Name and Address        Amount and Nature
                          of Beneficial           of Beneficial     Percent
Title of Class (1)          Owner                   Ownership      of Class(2)

Common Stock         Aleron H. Larson, Jr.     1,404,801 shares(3)    5.84%
Common Stock         Roger A. Parker           1,352,101 shares(4)    5.71%
Common Stock         Kevin K. Nanke              584,047 shares(5)    2.52%
Common stock         Jerrie F. Eckelberger        40,725 shares(6)     .18%
Common stock         James B. Wallace             32,500 shares(7)     .14%
Common Stock         Joseph L. Castle, II      9,948,289 shares(8)   43.90%
Common stock         Russell S. Lewis                  0 shares        --
Common stock         John P. Keller                    0 shares        --
Common stock         Officers and Directors   13,362,463 shares(9)   52.04%
                      as a Group (8 persons)

------------------------------
(1)  See Note (1) to preceding table; includes options.

(2)  See Note (2) to preceding table.

(3)  See Note (3) to preceding table.

(4)  See Note (4) to preceding table.

(5) Consists of 25,000 shares of Common Stock owned directly by Mr. Nanke; options to purchase 34,047 shares of Common Stock at $1.125 per share until September 1, 2008; options to purchase 25,000 shares of Common Stock at $1.5625 per share until December 12, 2008; options to purchase 100,000 shares of Common Stock at $1.75 per share until May 12, 2009; options to purchase 75,000 shares of Common Stock at $1.75 per share until November 5, 2009; options to purchase 125,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 100,000 shares of Common Stock at $3.29 until January 9, 2011; and options to purchase 100,000 shares of Common Stock at $2.38 per share until October 5, 2011.

(6) Includes 725 options to purchase shares of Common Stock at $2.98 per share until December 31, 2006; options to purchase 20,000 shares of Common Stock at $1.95 until September 10, 2011 and options to purchase 20,000 shares of Common Stock at $2.02 until February 5, 2012.

(7) Includes 30,000 shares of Common Stock and options to purchase 2,500 shares at $2.02 per share until February 5, 2002.

(8) Represents the 9,948,289 shares beneficially owned by Castle Energy Corporation of which Mr. Castle is a controlling person.

(9)  Includes all warrants, options and shares referenced in footnotes (3),
(4), (5), (6), (7) and(8) above as if all warrants and options were exercised and as if all resulting shares were voted as a group.

                            EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                              Long-Term
                                                            Compensation
                                             Annual         ------------
                                          Compensation         Awards
                                      --------------------  ------------
                                                             Securities
                                                             Underlying
        Name and                                             Options/      All Other
   Principal Position        Period    Salary(1)   Bonus     SARs(#)     Compensation($)(8)
------------------------   ----------  ---------  --------  -----------  ------------------
Roger A. Parker             Year Ended
President, Chief Executive  6/30/02     $240,000  $144,000   175,000(2)     $20,000
Officer and Director        Year Ended
                            6/30/01      198,000    91,000   750,000(3)       5,940
                            Year Ended
                            6/30/00      198,000    75,000   100,000(4)       5,940

Aleron H. Larson, Jr.       Year Ended
Chairman, Secretary         6/30/02     $240,000  $144,000   175,000(2)     $20,000
and Director                Year Ended
                            6/30/01      198,000    91,000   750,000(3)       5,940
                            Year Ended
                            6/30/00      198,000    75,000   100,000(4)       5,940

Kevin K. Nanke              Year Ended
Chief Financial Officer     6/30/02     $144,000  $ 86,400   100,000(5)     $20,000
and Treasurer               Year Ended
                            6/30/01      120,000    55,000   225,000(6)       3,600
                            Year Ended
                            6/30/00      105,000    15,000   100,000(7)       3,150
------------------------

(1)  Includes reimbursement of certain expenses.

(2) Includes options to purchase 175,000 shares of Common Stock at $2.38 per share until October 5, 2011.

(3) Includes options to purchase 300,000 shares of Common Stock at $3.75 per share until July 14, 2010; options purchase 250,000 shares of Common Stock at $5.00 per share until October 9, 2010; and options to purchase 200,000 shares of Common Stock at $3.29 per share until January 8, 2011.

(4) Includes options to purchase 100,000 shares of Common Stock at $1.75 per share until November 5, 2009.

(5) Includes options to purchase 100,000 shares of Common Stock at $2.38 per shre until October 5, 2011.

(6) Includes options to purchase 125,000 shares of Common Stock at $3.75 per share until July 14, 2010; and options to purchase 100,000 shares of Common Stock at $3.29 per share until January 8, 2011.

(7) Represents options to purchase 75,000 shares of Common Stock at $1.75 per share until November 5, 2009 and options to purchase 25,000 shares of Common Stock at $.01 per share until December 31, 2009.

(8) Represents amounts contributed under the Company's Simple IRA Plan and Profit Sharing Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                           Potential
                                                                                           Realizable
                                                                                            Value at
                                                                                             Assumed
                                                                                           Annual Rates
                                                                                          of Stock Price
                                                                                           Appreciation
                               Individual Grants                                          for Option Term
--------------------------------------------------------------------------------------   ------------------
                                         Percent
                         Number of      of Total
                         Securities    Options/SAR's Exercise    Market
                         Underlying    Granted to    or Base      Price
                        Options/SAR's  Employees in   Price     on Date of  Expiration
        Name              Granted      Fiscal Year   ($/Sh)    Grant ($/sh)    Date       5% ($)    10% ($)
---------------------   ------------- -------------  --------  ------------ ----------   --------  --------
Roger A. Parker          175,000        34.48%       $2.38      $2.38       10/5/11      $229,000  $565,000
President, Chief
Executive Officer
and Director

Aleron H. Larson, Jr.    175,000        34.48%       $2.38      $2.38       10/5/11      $229,000  $565,000
Chairman, Secretary
and Director

Kevin K. Nanke           100,000        19.70%       $2.38      $2.38       10/5/11      $131,000  $323,000
Chief Financial
Officer and Treasurer

               AGGREGATED OPTIONS/EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION/VALUES

                                                          Number of
                                                          Securities            Value of
                                                          Underlying          Unexercised
                                                          Unexercised         in-the-Money
                              Shares                      Options at           Options at
                             Acquired                   June 30, 2002 (#)   June 30, 2002 ($)
                                on          Realized      Exercisable/        Exercisable/
       Name                 Exercise (#)       ($)       Unexercisable       Unexercisable
---------------------       ------------    --------    ----------------   ------------------
Roger A. Parker                     0              0      1,025,000 / 0       $  648,000 / 0
President, Chief Executive
Officer and Director

Aleron H. Larson, Jr.          61,100       $225,663      1,390,590 / 0       $2,055,521 / 0
Chairman, Secretary
and Director

Kevin K. Nanke                      0              0        559,047 / 0       $  757,543 / 0
Chief Financial
Officer and Treasurer

Compensation of Directors

     As a result of elections made by non-employee directors under the formulas provided in our 2001 Incentive Plan, as amended, we granted options to non-employee directors after the calendar year end as follows:

                                Number       Exercise      Expiration
     Director                of Options      Price           Date

     Terry D. Enright           17,500      $2.02/sh        2/5/12
     Jerrie F. Eckelberger      20,000       2.02/sh        2/5/12
     James B. Wallace            2,500       2.02/sh        2/5/12

     In addition, the outside non-employee directors are each paid $500 per month. In connection with his resignation as a director on November 15, 2001, Mr. Enright received 2,500 shares of our restricted Common Stock and elected to receive his compensation for the portion of the calendar year 2001 served (January 1, 2001 through November 15, 2001) in the form of options issued under our 2001 Incentive Plan.

Employment Contracts and Termination of Employment and Change-in-Control
Agreement

     On November 1, 2001, our Compensation Committee authorized us to enter into employment agreements with our Chairman, President and Chief Financial Officer, which employment agreements replaced and superseded the prior employment agreements with these persons. Under the new employment agreements our Chairman and President each receive a salary of $240,000 per year and our Chief Financial Officer receives a salary of $144,000 per year. On July 1, 2002 Mr. Nanke's salary was increased to $180,000 per year. Their employment agreements have three-year terms and include provisions for cars, parking and health insurance. Terms of their employment agreements also provide that the employees may be terminated for cause but that in the event of termination without cause or in the event we have a change in control, as defined in our 2001 Incentive Plan, then the employees will continue to receive the compensation provided for in the employment agreements for the remaining terms of the employment agreements. Also in the event of a change of control and irrespective of any resulting termination, we will immediately cause all of each employee's then outstanding unexercised options to be exercised by us on behalf of the employee and we will pay the employee's federal, state and local taxes applicable to the exercise of the options and warrants.

Retirement Savings Plan

     During 1997 we began sponsoring a qualified tax deferred savings plan in the form of a Savings Incentive Match Plan for Employees ("Simple") IRA plan available to companies with fewer than 100 employees. On May 21, 2002, we adopted a Profit Sharing Plan to replace the Simple IRA plan, and during the year ended June 30, 2002 we contributed $68,000 under the Simple and Profit Sharing Plans.

Equity Compensation Plan Information

     The following table provides information about the common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of June 30, 2002.

                                                                         Number of Securities
                                                                        Remaining Available for
                                                                         Future Issuance Under
                        Number of Securities To    Weighted-Average       Equity Compensation
                        Be Issued upon Exercise    Exercise Price of   Plans (excluding securities
                        of Outstanding Options,   Outstanding Options   reflected in the second
  Plan Category           Warrants and Rights     Warrants and Rights            column)
---------------------------------------------------------------------------------------------------

Equity Compensation        3,378,487                 $3.07                  2,000,000
Plans Approved by
Stockholders

Equity Compensation                0                 $   0                          0
Plans Not Approved by
Stockholders


                   REPORT OF THE COMPENSATION PLAN COMMITTEE
                        REGARDING COMPENSATION ISSUES

     The objective of our Compensation Committee is to design our executive compensation program to enable us to attract, retain and motivate executive personnel deemed necessary to maximize return to shareholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to our success in creating shareholder value.

     In furtherance of this objective, the Compensation Committee has determined that the program should have the following components:

     BASE SALARIES: Our Committee believes that we should offer competitive base salaries to enable us to attract, motivate and retain capable executives. Our Committee has in the past determined levels of the base compensation using published compensation surveys and other information for energy and similar sized companies. Our Committee may or may not use such surveys or other information to determine levels of base compensation in the future.

     LONG-TERM INCENTIVES: Our Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage our executive officers to own and hold our stock and tie their long-term economic interests directly to those of our shareholders. Long-term compensation can be provided in the form of restricted stock or stock options or other grants under our 2001 Incentive Plan, as amended.

     With specific reference to our officers, our Committee attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, our Committee attempts to relate executive compensation to those variables over which the individual executive generally has control. These officers have the primary responsibility for improving shareholder value for us.

     Our Committee believes that its objective of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholder value is increased and executives are rewarded commensurately. Corporate performance includes circumstances that will result in long-term increases in shareholder value notwithstanding that such circumstances may not be reflected in the immediate increase in our profits or share price. It is our Committee's objective to emphasize and promote long-term growth of shareholder value over short-term, quarter to quarter performance whenever these two concepts are in conflict. Our Committee believes that compensation levels during 2002 adequately reflect our compensation goals and policies.

     In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While we generally intend to qualify payment of compensation under section 162(m), we reserve the right to pay compensation to our executives from time to time that may not be tax deductible.

     MEMBERS OF THE COMPENSATION COMMITTEE:

     Joseph L. Castle, II
     James B. Wallace
     Jerrie F. Eckelberger


                        REPORT OF THE AUDIT COMMITTEE

     Delta has a standing Audit Committee of the Board of Directors (the "Audit Committee"). The Audit Committee consists of Messrs. Wallace and Eckelberger, who are independent (as defined in the Nasdaq listing standards). The Audit Committee operates pursuant to a charter (the "Audit Committee Charter") approved and adopted by the Board. A copy of the Audit Committee Charter was attached to the Proxy Statement for the Annual Meeting held in August 2001. The Audit Committee held one meeting in fiscal 2002. The Audit Committee, on behalf of the Board, oversees Delta's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements and footnotes thereto in Delta's fiscal 2002 Annual Report on Form 10-K with management and independent public accountants.

     The Audit Committee has discussed with Delta's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

     The Audit Committee has discussed with Delta's independent public accountants their independence from management and Delta, and received confirmation from them regarding their independence required by the Independence Standards Board Standard No. 1.

     Based on the Audit Committee's review of the foregoing and discussions with management and Delta's independent public accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Delta's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

     MEMBERS OF THE AUDIT COMMITTEE:

           Jerrie F. Eckelberger,
           James B. Wallace,
           John P. Keller
           Russell S. Lewis


                              PERFORMANCE GRAPH

     The performance graph shown below was prepared using data prepared by Carl Thompson & Associates, Inc. As required by applicable rules of the SEC, the graph was prepared based upon the following assumptions:

     1. $100 was invested in Common Stock, the Nasdaq Composite Index (U.S.) and the Peer Group (as defined below) on June 30, 1997.

     2. Peer Group investment is weighted based on the market capitalization of each individual company within the Peer Group at the beginning of each year.

     3.  Dividends are reinvested on the ex-dividend dates.

     The companies that comprise the Company's Peer Group are: Tipperary Corporation; United States Exploration, Inc.; Nuevo Energy Co.; Range Resources Corporation; and Equity Oil Company.


                   COMPARATIVE CUMULATIVE TOTAL RETURNS
                        DELTA PETROLEUM CORPORATION
                    NASDAQ COMPOSITE INDEX AND PEER GROUP
                 (Performance results through June 30, 2002)

                   [STOCK PERFORMANCE GRAPH INSERTED HERE]

                  6/30/97   6/30/98   6/30/99   6/30/00   6/30/01   6/30/02

Delta Petroleum
  Corporation     $100.00
Nasdaq Composite
 Index            $100.00
Peer Group        $100.00


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a list of certain relationships and related party transactions that occurred during our past fiscal year and the two previous fiscal years, as well as transactions that occurred since the beginning of our last fiscal year or are currently proposed:

     (a) Effective October 28, 1992, we entered into a five year consulting agreement with Burdette A. Ogle and Ronald Heck which provides for an aggregate fee to the two of them of $10,000 per month, and later agreed to extend this agreement through December 1, 1999. Subsequent to December 1, 1999 we have retained Messrs. Ogle and Heck on a month to month basis at the same monthly rate. Until June 2002, Messrs. Ogle and Heck together owned beneficially over 5% of our outstanding Common Stock. To our best knowledge and belief, the consulting fee paid to Messrs. Ogle and Heck is comparable to those fees charged by Messrs. Ogle and Heck to other companies owning interests in properties offshore California for consulting services. Mr. Ogle also consults with and advises us relative to properties in areas other than offshore California. It is our opinion that the fees paid to Messrs. Ogle and Heck for the services rendered are comparable to fees that would be charged by similarly qualified non-affiliated persons for similar services.

     (b) Effective February 24, 1994, at the time Mr. Ogle was the owner of 21.44% of our stock, he granted us an option to acquire working interests in three undeveloped offshore Santa Barbara, California, federal oil and gas units. On January 3, 1995, we exercised the option from Mr. Ogle to acquire the working interests in three proved undeveloped offshore Santa Barbara, California federal oil and gas units. The purchase price of $8,000,000 is represented by a production payment reserved in the documents of Assignment and Conveyance and will be paid out of three percent (3%) of the oil and gas production from the working interests with a requirement for minimum annual payments. We paid Mr. Ogle $1,550,000 through fiscal 1999 and are to continue to pay a minimum of $350,000 annually until the earlier of: 1) when the production payments accumulate to the $8,000,000 purchase price; 2) when 80% of the ultimate reserves of any lease have been produced; or 3) 30 years from the date of the conveyance. Under the terms of the agreement, we may reassign the working interests to Mr. Ogle upon notice of not more than 14 months nor less than 12 months, thereby releasing us from any further obligations to Mr. Ogle after the reassignment.

     On December 17, 1998, we amended our Purchase and Sale Agreement with Mr. Ogle dated January 3, 1995. As a result of this amended agreement, at the time of each minimum annual payment we will be assigned an interest in the three undeveloped offshore Santa Barbara, California federal oil and gas units proportionate to the total $8,000,000 production payment. Accordingly, the annual $350,000 minimum payment is recorded as an addition to undeveloped offshore California properties. In addition, pursuant to this agreement, we extended and repriced the previously issued warrant to purchase 100,000 shares of our Common Stock. Prior to fiscal 1999, the minimum royalty payment was expensed in accordance with the purchase and sale agreement with Mr. Ogle dated January 3, 1995. As of October 18, 2002, we had paid a total of $2,600,000 in minimum royalty payments. In December 2001 and January 2002, Delta entered into amendments that permitted Delta to make the $350,000 payment due January 3, 2002 in installments through October 2002. The amendments also require that Delta make additional payments to Mr. Ogle upon receipt of compensation received for the properties by Delta. Such payments are to be equal to the lesser of 10% of the compensation or the remaining balance of the production payment.

     The terms of the original transaction and the amendments with Mr. Ogle were arrived at through arms-length negotiations initiated by our management. We are of the opinion that the transaction is on terms no less favorable to us than those which could have been obtained from non-affiliated parties. No independent determination of the fairness and reasonableness of the terms of the transaction was made by any outside person.

      (c) Our Board of Directors has granted each of our officers the right to participate in the drilling on the same terms as us in up to a five percent (5%) working interest in any well drilled, re-entered, completed or recompleted by us on our acreage (provided that any well to be re-entered or recompleted is not then producing economic quantities of hydrocarbons).

     (d) On November 1, 2001, our Compensation Committee authorized us to enter into employment agreements with our Chairman, President and Chief Financial Officer, which employment agreements replaced and superseded the prior employment agreements with such persons. The employment agreements have three year terms and include provisions for cars, parking and health insurance. Terms of the employment agreements also provide that the employees may be terminated for cause but that in the event of termination without cause or in the event we have a change in control, as defined in our 2001 Incentive Plan, as amended, then the employees will continue to receive the compensation provided for in the employment agreements for the remaining terms of the
employment agreements.   Also in the event of a change of control and
irrespective of any resulting termination, we will immediately cause all of each employee's then outstanding unexercised options to be exercised by us on behalf of the employee with us paying the employee's federal, state and local taxes applicable to the exercise of the options and warrants.

     (e) On January 6, 1999, we and our Compensation Committee authorized our officers to purchase shares of the common stock of another company, Bion Environmental Technologies, Inc. ("Bion"), which were held by us as "securities available for sale," at the market closing price on that date not to exceed $105,000 per officer. Our Chairman, Aleron H. Larson, Jr., purchased 29,900 shares of Bion from us for $89,000.

     (f) On January 3, 2000, we and our Compensation Committee authorized our officers to purchase shares of Bion which were held by us as "securities available for sale" at the market closing price on that day. Our officers purchased 47,250 shares for $238,000.

     (g) Our officers, Aleron H. Larson, Jr., our current Chairman and Secretary, and Roger A. Parker, our current President and CEO, loaned us $1,000,000 to make our June 8, 1999 payment to Whiting Petroleum Corporation ("Whiting") required under our agreement with Whiting, also dated June 8, 1999, to acquire Whiting's interests in the Point Arguello Unit and the adjacent Rocky Point Unit. In connection with this loan, Mr. Parker was issued options under our 1993 Incentive Plan, as amended, to purchase 89,868 shares at $.05 per share and the exercise prices of the existing options of Messrs. Parker and Larson were reduced to $.05 per share. (See Form 8-K/A dated June 9, 1999.)

     (h) On July 30, 1999, we borrowed $2,000,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., our current Chairman and Secretary, and Roger A. Parker, our current President and CEO. The proceeds were applied to the acquisition of Whiting's interests in the Point Arguello Unit and adjacent Rocky Point Unit. As consideration for the guarantee of our indebtedness we agreed to assign a 1% overriding royalty interest to each officer in the properties acquired with the proceeds of the loan (proportionately reduced to the interest we acquired in each property). Each of Messrs. Larson and Parker earned approximately $71,000, $83,000 and $35,000 for their respective 1% overriding royalty interest during fiscal 2002, 2001 and 2000, respectively.

     (i) On November 1, 1999 we borrowed approximately $2,800,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., our current Chairman and Secretary, and Roger A. Parker, our current President and CEO. The loan proceeds were used to purchase eleven producing wells and associated acreage in New Mexico and Texas. As consideration for the guarantee of our indebtedness we agreed to assign a 1% overriding royalty interest to each officer in the properties acquired with the proceeds of the loan (proportionately reduced to the interest we acquired in each property). (See Form 8-K dated November 1, 1999.)

     (j) On December 1, 1999, our Incentive Plan Committee granted Kevin K. Nanke, our Treasurer and Chief Financial Officer, 25,000 options to purchase our Common Stock at $.01 per share.

     (k) At June 30, 2002, we had $264,000 of accounts receivable from Messrs. Larson, Parker and Nanke. These amounts include drilling costs, and lease operating expense on wells owned by these individuals and operated by us and advances. The amounts are due on open account and are non-interest bearing. Subsequent to year end, advanced amounts of $203,000 were paid in full.

     (l) Effective June 1, 2002, Mr. Parker exchanged properties with a fair market value of approximately $150,000 in exchange for a reduction in joint interest billing owed to us. The fair market value was initially determined by our internal engineer and verified by our independent engineer.

      (m) On July 10, 2000, we borrowed $3,795,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., our current Chairman and Secretary, and Roger A. Parker, our current President and CEO. The loan proceeds were used by us to purchase interests in producing wells and acreage in the Eland and Stadium fields in Stark County, North Dakota. As consideration for the guarantee of our indebtedness we agreed to issue 300,000 options to each of Messrs. Larson and Parker to purchase our Common Stock for $3.75 per share until July 14, 2010.

     (n) We issued options to GlobeMedia AG and its affiliate, Pegasus Finance, Ltd., as consideration for services relating to raising capital for us in Europe as follows: November 23, 1999, options to purchase 250,000 shares of Common Stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares of Common Stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares at $3.00 per share; and January 8, 2001, options to purchase 100,000 shares of Common Stock at $3.125 per share. During the same period we issued options to GlobeMedia AG for services relating to shareholder and public relations in Europe as follows: November 23, 1999, options to purchase 250,000 shares of Common Stock at $2.50 per share; February 17, 2000, options to purchase 200,000 shares of Common Stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares of Common Stock at $6.00 per share; and March 21, 2001, options to purchase 200,000 shares of Common Stock at $4.5625 per share. In addition, during this period we sold 30,692 shares of restricted Common Stock to GlobeMedia AG on October 11, 2000 at $3.25 per share and we sold 46,154 shares of restricted Common Stock to Quadrafin AG, an affiliate of GlobeMedia AG, on October 11, 2000 at $3.25 per share. During the past three years we have paid GlobeMedia approximately $225,000 for services and expenses relating to shareholder and public relations in Europe and approximately $285,000 in commissions for raising additional capital.

     (o) On January 4, 2000 we sold 175,000 shares of restricted Common Stock at a price of $2.00 per share and on January 3, 2001 we sold 116,667 shares of restricted Common Stock at a price of $3.00 per share to Evergreen Resources, Inc. In connection with these purchases we gave Evergreen Resources, Inc. an option to acquire an interest in some of our undeveloped properties until September 30, 2001. The option has expired.

     (p) During the three years ended September 30, 2002 we issued 315,000 shares of restricted Common Stock to BWAB in exchange for services related to the acquisition of properties. On September 26, 2000 we exchanged 127,430 shares of restricted Common Stock and paid $382,000 to BWAB in exchange for producing properties in Louisiana. On January 8, 2001 we issued 200,000 shares of restricted Common Stock to BWAB as a result of the conversion of a promissory note in the amount of $500,000. On January 18, 2001 and April 13, 2001, Franklin Energy LLC, an affiliate of BWAB earned 20,250 and 10,000 shares of our common stock, respectively for their assistance in the purchase and sale of the certain oil and gas properties. The shares issued were valued at $121,000 which was a 10% discount to market, based on the quoted market price of our stock at the date of the acquisition.

     (q) On September 29, 2000 we acquired the West Delta Block 52 Unit from Castle Offshore LLC and BWAB as described in our Form 8-K dated September 29, 2000, by paying $1,529,000 and issuing 509,719 shares of our restricted Common Stock at $3.00 per share. We borrowed $1,464,000 of the cash portion of the purchase price from an unrelated entity. To induce this lender to make the loan to us, two of our officers, Aleron H. Larson, Jr., Chairman and Secretary, and Roger A. Parker, President and CEO, agreed to personally guarantee the loan. As consideration for the guarantees of our indebtedness we permitted each of these two officers to purchase up to 5% of the working interest acquired by us in the West Delta Block 52 Unit by delivering shares of our Common Stock at $3.00 per share equal to up to 5% of the purchase price paid by us. We also permitted our Chief Financial Officer and Treasurer, Kevin Nanke, to purchase up to 2-1/2% of the working interest upon the same terms. Messrs. Larson and Parker each delivered 58,333 shares of Common Stock and Mr. Nanke delivered 29,167 shares of Common Stock, thereby purchasing the maximum permitted to each. These shares have been retired.

     (r) On February 12, 2001, our Board of Directors permitted Aleron H. Larson, Jr., Chairman, Roger A. Parker, President, and Kevin Nanke, our Chief Financial Officer, to purchase working interests of 5% each for Messrs. Larson and Parker and 2-1/2% for Mr. Nanke in our Cedar State gas property located in Eddy County, New Mexico and in our Ponderosa Prospect consisting of approximately 52,000 gross acres in Harding and Butte Counties, South Dakota held for exploration. These officers were authorized to purchase these interests on or before March 1, 2001 at a purchase price equivalent to the amounts paid by us for each property as reflected upon our books by delivering to us shares of our common stock at the February 12, 2001 closing price of $5.125 per share, the market closing price on that date. Messrs. Larson and Parker each delivered 10,256 shares in fiscal 2002 and 31,310 shares in fiscal 2001, and Mr. Nanke delivered 5,128 shares in fiscal 2002 and 15,655 shares in fiscal 2001 in exchange for their respective interests in these properties. Also on February 12, 2001, we granted Messrs. Larson, Parker and Nanke the right to participate in the drilling of the Austin State #1 well in Eddy County, New Mexico by committing on February 12, 2001 (prior to any bore hole knowledge or information relating to the objective zone or zones) to pay 5% each for Messrs. Larson and Parker and 2-1/2% for Mr. Nanke of Delta's working interest costs of drilling and completion or abandonment costs which costs were paid in Delta common stock at $5.125 per share, the market closing price on that date. All of these officers committed to participate in the well.

     Directors and officers were issued options and warrants as disclosed in "Executive Compensation" above.

     All past and future and ongoing transactions with affiliates are and will be on terms which our management believes are no less favorable than could be obtained from non-affiliated parties. All future and ongoing loans to our affiliates, officials and shareholders will be approved by the majority vote of disinterested directors.

                    APPOINTMENT OF INDEPENDENT AUDITORS
                         (Proposal 2 of the Proxy)

     Subject to ratification by our shareholders, the Board has designated the firm of KPMG LLP, Suite 2300, 707 17th Street, Denver, Colorado 80202, as independent auditors to examine and audit our financial statements for the fiscal year 2003. This firm has audited our financial statements for five years and is considered to be well qualified. The designation of such firm as auditors is being submitted for ratification or rejection at the Annual Meeting. Action by shareholders is not required under the law for the appointment of independent auditors, but the ratification of their appointment is submitted by the Board in order to give our shareholders the final choice in the designation of auditors. The Board will be governed by the decision of a majority of the votes entitled to be cast. A majority of the votes represented at the Annual Meeting by shares of Common Stock entitled to vote is required to ratify the appointment of KPMG LLP.

     Audit Fees. The fees billed for professional services rendered by the independent auditors for the audit of Delta's financial statements during the year ended June 30, 2002, and for the reviews of the financial statements included in Delta's Forms 10-Q during the last fiscal year, amounted to $70,000.

     Financial Information Systems Design and Implementation Fees. The independent auditors did not provide professional services during fiscal 2002 relating to financial information systems design and implementation.

     All Other Fees. The fees billed by the independent auditors during the fiscal year ended June 30, 2002 for non-audit services rendered amounted to $90,000. These fees were related to consultation about accounting matters and other Securities and Exchange Commission filings. The Audit Committee has considered the other fees paid to KPMG LLP and concluded that they do not impair the independence of KPMG LLP.

     A representative of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will also be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


            AMENDMENT TO ARTICLES OF INCORPORATION TO REDUCE QUORUM
             AND VOTING REQUIREMENTS FOR MEETINGS OF SHAREHOLDERS
                           (Proposal 3 of the Proxy)

     The Board of Directors has adopted a proposal to amend our Articles of Incorporation to reduce the number of shares required to be present for a quorum at meetings of Delta's shareholders and to reduce the voting requirement for matters approved by the shareholders and is now presenting this proposal for consideration and adoption by the shareholders. The Articles of Incorporation currently require that with respect to any action taken by the shareholders a vote or concurrence of the holders of a majority of the outstanding shares entitled to vote is required. The proposed amendment would reduce the voting requirement to a majority of the shares present at the meeting.

     The Articles of Incorporation currently do not contain any provisions that address the quorum requirement, and so, under the Colorado Business Corporation Act, the presence of at least a majority of the shares outstanding is required to establish a quorum at meetings of Delta's shareholders. The proposed amendment would reduce the requirement for a quorum to one-third of the outstanding shares.

     The proposed amendment to Delta's Articles of Incorporation would replace the current Article XII with a new Article XII that reads as follows:

                                 "ARTICLE XII
                       QUORUM FOR SHAREHOLDERS' MEETINGS
                           AND ACTS OF SHAREHOLDERS

          Thirty-three and one-third percent (33-1/3%) of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of shareholders.

          At all meetings of shareholders the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders."

     The Board of Directors has determined that the adoption of the proposed amendment is in the best interests of Delta and its shareholders because lowering the number of shares required for a quorum and shareholder vote will reduce the risk of incurring additional expenses and delays in connection with postponing a shareholders' meeting and the business to be acted on for lack of a quorum or adequate vote. At our last annual meeting of shareholders, we achieved a quorum by only a small margin.

     We believe that if the voting results in connection with shareholders' meetings continue to be low, the Company may be forced to postpone an annual or special meeting and incur significant additional expenses in connection with the organization and shareholder communications which would be necessary in order to reschedule such a meeting. Further, the inability to produce a quorum or adequate vote could result in delays in taking shareholder action with respect to important matters. In some cases, such delays could result in additional costs or an adverse effect on ongoing business matters.

     The proposed change to the voting requirement would make Delta's Articles of Incorporation consistent with most Colorado companies and most public companies. Currently, Delta has a higher voting requirement for actions of the shareholders. In most instances, the Colorado Business Corporation Act only requires the affirmative vote of a majority of the shares present, in person or by proxy, at a meeting at which a quorum has been established to approve matters submitted, unless the Articles of Incorporation provide for a greater voting requirement. The proposed amendment will not reduce the vote required to approve mergers, the sale of substantially all of Delta's assets and similar transactions, which will remain at a majority of the shares outstanding.

     Taken together, the changes to the quorum and voting requirements will substantially reduce the minimum number of shares needed to take action at meetings of Delta's shareholders. Currently, the affirmative vote of a majority of the shares (50.1%) entitled to vote, in person or by proxy, is needed to take shareholder action. If the proposed amendment is approved, the affirmative vote of at least 16.7% of the shares entitled to vote, in person or by proxy, will be needed to take shareholder action. This reduced percentage is based on minimum quorum of one-third of the shares entitled to vote.

              VOTE REQUIRED FOR APPROVAL; BOARD RECOMMENDATION

     The affirmative vote of a majority of the shares outstanding, in person or by proxy, will be required to approve the amendment to the Articles of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                          SHAREHOLDER PROPOSALS

     Any shareholder proposals to be included in the Board of Directors' solicitation of proxies for the 2003 Annual Meeting of Shareholders must be received by Aleron H. Larson, Jr., Secretary, at 475 17th Street, Suite 1400, Denver, Colorado 80202, a reasonable amount of time prior to the mailing of the proxy materials for that meeting.

                         GENERAL AND OTHER MATTERS

     The Board of Directors knows of no matter, other than those referred to in this Proxy Statement, which will be represented at the Annual Meeting. However, if any other matters are properly brought before the Meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment on such matters.

     The cost of preparing, assembling, and mailing this Proxy Statement, the enclosed proxy card and the Notice of the Annual Meeting will be paid by us. Additional solicitation by mail, telephone, telegraph or personal solicitation may be done by our directors, officers and regular employees. Such persons will receive no additional compensation for such services. Brokerage houses, banks and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by us for their reasonable expenses.

     AVAILABLE INFORMATION. Upon request of any shareholder, our Annual Report for the year ended June 30, 2002 filed with the SEC on Form 10-K, including financial statements, will be sent to the shareholder without charge by first class mail within one business day of receipt of such request. All requests should be addressed to our Secretary at 475 17th Street, Suite 1400, Denver, Colorado 80202 or by telephone (303) 293-9133.

     You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Annual Meeting, as we hope you will, you may vote your shares in person.

                                     By Order of the Board of Directors



                                     Aleron H. Larson, Jr.
                                     Chairman/Secretary


October 28, 2002

                                                             PRELIMINARY COPY

                        DELTA PETROLEUM CORPORATION
                                    PROXY
           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Aleron H. Larson, Jr. and Roger A. Parker, or each of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of Delta Petroleum Corporation, to be held at Delta's corporate offices at 475 17th Street, Suite 1400, Denver, Colorado 80202 on Tuesday, December 17, 2002, at 10:00 a.m. (local time), and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present.

                                                          (Check One)
                                                  For     Against     Abstain
Proposal 1: To approve the four nominees to the
            Board of Directors:

            Aleron H. Larson, Jr.                 [   ]      [   ]      [   ]
            Roger A. Parker                       [   ]      [   ]      [   ]
            Jerrie F. Eckelberger                 [   ]      [   ]      [   ]
            James B. Wallace                      [   ]      [   ]      [   ]
            Joseph L. Castle, II                  [   ]      [   ]      [   ]
            Russell S. Lewis                      [   ]      [   ]      [   ]
            John P. Keller                        [   ]      [   ]      [   ]

Proposal 2: To ratify the appointment of          [   ]      [   ]      [   ]
            KPMG LLP as independent auditors

Proposal 3: To approve an amendment to Delta's
            Articles of Incorporation to reduce
            the quorum and voting requirements
            for meetings of shareholders          [   ]      [   ]      [   ]


In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof. Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4. All prior proxies are revoked. This proxy will also be voted in accordance with the discretion of the proxy or proxies on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting and Proxy Statement.


_________________________________     ____________________________________
Signature                             Signature (if jointly held)

_________________________________     ____________________________________
Print Name                            Print Name

_________________________________     ____________________________________
Dated                                 Dated

     (Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)

     PLEASE MARK, DATE, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.